UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 28, 2003





                               EMERGENT GROUP INC.
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      Nevada                            0-21475                93-1215401
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(State or other jurisdiction          (Commission             (IRS Employer
 of incorporation)                     File Number)          Identification No.)



  932 Grand Central Avenue, Glendale, CA                       91201
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 (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:         (818) 240-8250
                                                     ---------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events and Regulation FD Disclosure

     On August 29, 2003, Emergent Group Inc.'s reverse stock will become effective. All stockholders of record at the close of business on August 28, 2003 will be requested to exchange every 40 shares of Common Stock, $.001 par value, for one new share of Common Stock, $.04 par value.

     Emergent's Common Stock has from time-to-time been quoted in the OTC pink sheets under the symbol "EMGR." Any market for Emergent's Common Stock has been extremely limited and sporadic. As a result of the reverse stock split, Emergent's Common Stock has been assigned a new symbol of "EMGP" effective August 29, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           EMERGENT GROUP INC.

                           By:/s/ Bruce J. Haber
                              --------------------
                              Bruce J. Haber, Chief Executive Officer

Date:  August 28, 2003